LEASES	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
LEASES	LEASES
The Company has operating leases for real estate properties for office and warehouse space with initial terms of approximately 8 and 11 years, respectively. Some of the Company’s lease contracts include options to extend the leases for up to 5 years. Our lease agreements generally do not contain any residual value guarantees or restrictive covenants.
The Company determines if a contract contains a lease at inception of the arrangement based on whether the Company has the right to obtain substantially all of the economic benefits from the use of an identified asset and whether the Company has the right to direct the use of an identified asset in exchange for consideration, which relates to an asset that the Company does not own. Right of use (“ROU”) assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. The Company includes options that are reasonably certain to be exercised as part of the lease term. The Company may negotiate termination clauses in anticipation of any changes in market conditions but generally, these termination options are not exercised and not considered in the determination of the lease term. Lease liabilities are recognized at the present value of the future lease payments at the lease commencement date. ROU assets are recognized on the balance sheet based on the lease liability adjusted for any initial direct costs, lease incentives received, and prepaid rent.
The interest rate used to determine the present value of the future lease payments is the Company’s incremental borrowing rate (“IBR”), because the interest rate implicit in most of the Company’s leases is not readily determinable. The IBR is a hypothetical rate based on the Company’s understanding of what its credit rating would be, and resulting interest the Company would pay, to borrow an amount equal to the lease payments in a similar economic environment over the lease term on a collateralized basis. Lease payments may be fixed or variable, however, only fixed payments or in-substance fixed payments are included in the Company’s lease liability calculation. Variable lease payments may include costs such as common area maintenance, utilities, or other costs. Variable lease payments are recognized in operating expenses in the period in which the obligation for those payments is incurred. The Company has elected not to separate non-lease components from lease components and accounts for them as a single lease component. The Company has also elected the short-term lease recognition exemption for all leases that qualify.
The Company historically accounted for leases in accordance with ASC 840, Leases, under which operating leases were not recorded on the balance sheet. Adoption of ASC 842 was not required in interim periods preceding December 31, 2022 (Successor Period). Upon consummation of the Business Combination, Obagi and Milk adopted ASC 842 as a matter of policy alignment. The period from January 1 to July 27, 2022 (Predecessor Period) does not reflect the impact of ASC 842 adoption, as the Company did not adopt the standard as of an interim 2022 period.
The Company’s lease expenses of $3.5 million were composed of operating lease costs. The Company does not have any finance leases, short-term lease costs or variable lease costs.
Supplemental cash flow information related to the Company’s operating leases was as follows:

Year ended December 31, 2023
(in thousands)	(Successor)
Cash paid for amounts included in the measurement of operating lease liabilities:	$3,309
Right-of-use assets obtained in exchange for new operating lease liabilities:	$446

Year ended December 31, 2023
(Successor)
Weighted-average remaining lease term	6.92
Weighted-average discount rate	5.9%
Reconciliation of the undiscounted future minimal lease payments under non-cancelable operating leases to the total operating lease liability recognized on the consolidated balance sheet as of December 31, 2023 (Successor Period) was as follows:

(in thousands)	Amount
2024	$3,258
2025	3,504
2026	2,899
2027	2,452
2028	2,504
Thereafter	6,721
Total future minimum lease payments	$21,338
Less: Imputed Interest	3,407
Total reported lease liability	$17,931
Texas Leases
In December 2021 and July 2022, Obagi entered into a lease for a warehouse and office space, respectively, in Texas as part of their plans to relocate headquarters from California.
The warehouse space was never made operational and the Company permanently decided not to use the warehouse with no intention to occupy or utilize the space in the future, and actively began marketing the space for sublease. As a result, the Company recorded an impairment charge of $0.8 million during the year ended December 31, 2023 (Successor Period) which was the excess of the carrying value of the associated lease right-of-use asset over its fair value. The lease will expire in February 2031 and the Company plans to sublease the facilities.
In September 2023, Obagi vacated the Texas office space and relocated its headquarters back to California, permanently deciding to not use the office with no intention to occupy or utilize the space in the future, and actively began marketing the space for sublease. We have entered into a sublease for the office space that will run through December 2025 with annual rent of $0.4 million. The sublease does not contain a provision for early termination or extension at the end of the lease. As a result, the Company recorded an impairment charge of $2.7 million during the year ended December 31, 2023 (Successor Period) which was the excess of the carrying value of the associated office lease right-of-use asset over its fair value.
The Company estimated the fair values using discounted cash flows from the estimated net sublease rental income as of the date the decision to sublease was made. The impairment charges are included in general, administrative, and other expenses in the consolidated statements of operations.
Disclosures Related to Periods Prior to the Adoption of ASC 842
Prior to the Obagi China Distribution, the Company leased office space under three non-cancelable operating leases expiring between September 2023 and February 2032. Rent expense related to the Company’s operating leases was $0.9 million and $1.2 million for the period from January 1, 2022 to July 27, 2022 (Predecessor Period) and the year ended December 31, 2021 (Predecessor Period), respectively.